                                                                   EXHIBIT 10.73

                    LEASE AGREEMENT WITH SYSCO CORPORATION

--------------------------------------------------------------------------------









                             LEASE AGREEMENT BETWEEN



                 ENCLAVE PARKWAY REALTY, INC., AS LANDLORD, AND



                          SYSCO CORPORATION, AS TENANT



                               DATED JULY 20, 1998











--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
1.       Lease Grant...........................................................................................   1
         -----------

2.       Term..................................................................................................   1
         ----

3.       Rent..................................................................................................   1
         ----
         (a)      Basic Rent...................................................................................   1
                  ----------
         (b)      Payment......................................................................................   1
                  -------
         (c)      Operating Costs..............................................................................   2
                  ---------------
         (d)      Audit........................................................................................   4
                  -----

4.       Delinquent Payment; Handling Charges..................................................................   4
         ------------------------------------

5.       Security Deposit......................................................................................   5
         ----------------

6.       Landlord's Obligations................................................................................   5
         ----------------------
         (a)      Services.....................................................................................   5
                  --------
         (b)      Excess Utility Use...........................................................................   6
                  ------------------
         (c)      Restoration of Services; Abatement...........................................................   6
                  ----------------------------------
         (d)      Special Services.............................................................................   7
                  ----------------

7.       Improvements; Alterations; Repairs; Maintenance.......................................................   8
         -----------------------------------------------
         (a)      Permitted Alterations........................................................................   8
                  ---------------------
         (b)      Improvements; Alterations....................................................................   8
                  -------------------------
         (c)      Repairs; Maintenance.........................................................................   9
                  --------------------
         (d)      Performance of Work..........................................................................   9
                  -------------------
         (e)      Mechanic's Liens.............................................................................   9
                  ----------------

8.       Use...................................................................................................   9
         ---

9.       Assignment and Subletting.............................................................................  10
         -------------------------
         (a)      Transfers to Affiliates......................................................................  10
         (b)      Transfers; Consent...........................................................................  10
                  ------------------
         (c)      Cancellation.................................................................................  11
                  ------------
         (d)      Additional Compensation......................................................................  11
                  -----------------------

10.      Insurance; Waivers; Subrogation; Indemnity............................................................  11
         ------------------------------------------
         (a)      Insurance....................................................................................  11
                  ---------
         (b)      Waiver of Negligence; No Subrogation.........................................................  11
                  ------------------------------------
         (c)      Indemnity....................................................................................  12
                  ---------
         (d)      Self Insurance...............................................................................  12
                  --------------

11.      Subordination; Attornment; Notice to Landlord's Mortgagee.............................................  12
         ---------------------------------------------------------
         (a)      Subordination................................................................................  12
                  -------------
         (b)      Attornment...................................................................................  12
                  ----------
         (c)      Notice to Landlord's Mortgagee...............................................................  13
                  ------------------------------
         (d)      Landlord's Mortgagee's Protection Provisions.................................................  13
                  --------------------------------------------

12.      Rules and Regulations.................................................................................  13
         ---------------------

13.      Condemnation..........................................................................................  13
         ------------
         (a)      Total Taking.................................................................................  13
                  ------------
         (b)      Partial Taking - Tenant's Rights.............................................................  14
                  --------------------------------
         (c)      Partial Taking - Landlord's Rights...........................................................  14
                  ----------------------------------
         (d)      Award........................................................................................  14
                  -----

14.      Fire or Other Casualty................................................................................  14
         ----------------------
         (a)      Repair Estimate..............................................................................  14
                  ---------------
         (b)      Landlord's and Tenant's Rights...............................................................  14
                  ------------------------------
         (c)      Landlord's Rights............................................................................  14
                  -----------------
         (d)      Repair Obligation............................................................................  15
                  -----------------

15.      Personal Property Taxes...............................................................................  15
         -----------------------

16.      Events of Default.....................................................................................  15
         -----------------

17.      Remedies..............................................................................................  16
         --------

18.      Payment by Tenant; Non-Waiver.........................................................................  17
         -----------------------------
         (a)      Payment by Tenant............................................................................  17
                  -----------------
         (b)      No Waiver....................................................................................  17
                  ---------

19.      Surrender of Premises.................................................................................  17
         ---------------------

20.      Holding Over..........................................................................................  18
         ------------

21.      Certain Rights Reserved by Landlord...................................................................  18
         -----------------------------------

22.      Miscellaneous.........................................................................................  19
         -------------
         (a)      Landlord Transfer............................................................................  19
                  -----------------
         (b)      Landlord's Liability.........................................................................  19
                  --------------------
         (c)      Force Majeure................................................................................  19
                  -------------
         (d)      Brokerage....................................................................................  19
                  ---------
         (e)      Estoppel Certificates........................................................................  19
                  ---------------------
         (f)      Notices......................................................................................  20
                  -------
         (g)      Separability.................................................................................  20
                  ------------
         (h)      Amendments; and Binding Effect...............................................................  20
                  ------------------------------

         (i)      Quiet Enjoyment..............................................................................  20
                  ---------------
         (j)      No Merger....................................................................................  20
                  ---------
         (k)      No Offer.....................................................................................  20
                  --------
         (l)      Entire Agreement.............................................................................  20
                  ----------------
         (m)      Governing Law................................................................................  21
                  -------------
         (n)      Joint and Several Liability..................................................................  21
                  ---------------------------
         (o)      Financial Reports............................................................................  21
                  -----------------
         (p)      Landlord's Fees..............................................................................  21
                  ---------------
         (q)      Telecommunications...........................................................................  21
                  ------------------
         (r)      General Definitions..........................................................................  21
                  -------------------
         (s)      Confidentiality..............................................................................  22
                  ---------------
         (t)      Hazardous Materials..........................................................................  22
                  -------------------
         (u)      List of Exhibits.............................................................................  22
                  ----------------

23.      Other Provisions......................................................................................  22
         ----------------

24.      Signage...............................................................................................  23
         -------

25.      Lender Approval.......................................................................................  23
         ---------------


                              LIST OF DEFINED TERMS
                              ---------------------

                                                                                                               Page
                                                                                                               ----
Lease..........................................................................................................   1
Landlord.......................................................................................................   1
Tenant.........................................................................................................   1
Premises.......................................................................................................   1
Building.......................................................................................................   1
Commencement Date..............................................................................................   1
Term...........................................................................................................   1
Basic Rent.....................................................................................................   1
Rent...........................................................................................................   2
Additional Rent................................................................................................   2
Expense Stop...................................................................................................   2
Operating Costs................................................................................................   2
Taxes..........................................................................................................   3
Operating Costs and Tax Statement..............................................................................   4
Proportionate Share............................................................................................   4
Security Deposit...............................................................................................   5
Permitted Use..................................................................................................   9
Transfer.......................................................................................................  10
Loss...........................................................................................................  11
Landlord's Mortgagee...........................................................................................  12
Taking.........................................................................................................  13
Casualty.......................................................................................................  14
Damage Notice..................................................................................................  14
Event of Default...............................................................................................  15
Laws...........................................................................................................  21
Law............................................................................................................  21
Affiliate......................................................................................................  21
Tenant Party...................................................................................................  21
including......................................................................................................  22
Hazardous Materials............................................................................................  22
Working Drawings............................................................................................... D-1
Work........................................................................................................... D-1
Total Construction Costs....................................................................................... D-2
Construction Allowance......................................................................................... D-2
Parking Area................................................................................................... E-1

                                      LEASE
                                      -----


         THIS LEASE AGREEMENT (this "Lease") is entered into as of July 20,
                                     -----
1998, between Enclave Parkway Realty, Inc., a Delaware limited partnership ("Landlord"), and SYSCO Corporation, a Delaware corporation ("Tenant").
  --------                                                    ------

         1. Lease Grant. Subject to the terms of this Lease, Landlord leases to
            -----------
Tenant, and Tenant leases from Landlord, the entirety of Floors 5 and 6 (the "Premises") as depicted in the plan attached as Exhibit A (and containing the
 --------                                       ---------
stipulated net rentable square feet as set forth in Section 3(c)(7)) in the office building (the "Building") located at 1430 Enclave Parkway, Houston,
                      --------
Texas. The land on which the Building is located is described on Exhibit B. The
                                                                 ---------
term "Building" includes the related land, driveways, parking facilities, and
      --------
similar improvements.

         2. Term. The term of this Lease shall commence on the earlier of (i)
            ----
October 1, 1998, or (ii) Tenant's occupancy of the Premises (the "Commencement
                                                                  ------------
Date"), and expiring at 5:00 p.m., 120 months from the Commencement Date (the
----
"Term"). If the Commencement Date is not the first day of a calendar month, then
 ----
the Term shall be extended by the number of days between the Commencement Date and the first day of the next month. Landlord shall deliver the 6th floor of the Premises to the Tenant on or before August 1, 1998 and shall deliver the 5th floor of the Premises to Tenant on or before August 15, 1998. If the Premises are not delivered by Landlord as set forth in the preceding sentence, then (a) Tenant's obligation to pay Basic Rent and Additional Rent (as defined in Section
3) shall be waived until Landlord tenders possession of the Premises to Tenant,
(b) the Term shall be extended by the time between the scheduled delivery date and the date on which Landlord tenders possession of the Premises to Tenant, (c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. Notwithstanding anything to the contrary contained herein, if Landlord fails to deliver the Premises to Tenant by August 22, 1998, then Tenant, as its sole and exclusive remedy, may terminate this Lease. Landlord and Tenant agree to execute a certificate in the form of Exhibit F to confirm the Commencement Date.

         3. Rent.
            ----

            (a) Basic Rent. "Basic Rent" (herein so called) shall be the
                ----------   ----------
following amounts for the following periods of time:

         Time Period          Annual Basic Rent             Monthly Basic Rent
         -----------          -----------------             ------------------
          Years 1-5       $20.00 per rentable square            $177,526.67
                          foot/year ($2,130,320)

          Years 6-10      $21.00 per rentable square            $186,403.00
                          foot/year ($2,236,836)


            (b) Payment. Tenant shall timely pay to Landlord Basic Rent and all
                -------
additional sums to be paid by Tenant to Landlord under this Lease (Basic Rent, Additional Rent, as hereinafter defined and all other sums required hereunder are collectively referred to as "Rent"), without deduction or set off, at Landlord's address provided for in
 ----
this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. The first monthly installment of Basic Rent shall be payable on or before three (3) business days after the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

            (c) Operating Costs.
                ---------------

                (1) Subject to the provisions of Paragraph (2) below, Tenant shall pay an amount (per each rentable square foot in the Premises) ("Additional Rent") equal to its Proportionate Share of the difference
       ---------------
     between the Operating Costs (defined below) for any calendar year after calendar year 1998 and the actual Operating Costs for the calendar year 1998 (the "Expense Stop"). Landlord may make a good faith estimate of the
                ------------
     Additional Rent to be due by Tenant for calendar year 1999 and for any calendar year thereafter or part thereof during the Term, and Tenant shall pay to Landlord, on or after January 1, 1999, and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                (2) Notwithstanding anything to the contrary contained herein, the Additional Rent due hereunder shall not increase by more than 5% over the Additional Rent that was payable in the previous calendar year for increases in Operating Costs that are "controllable expenses", such as janitorial services, security or maintenance; however, no such limit shall apply to non-controllable costs, such as utilities, insurance, charges promulgated by government authorities, or any other cost or expense outside of the control of Landlord.

                (3) The term "Operating Costs" shall mean all expenses and
                              ---------------
     disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined on an annual basis in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees not to exceed 3% of gross revenues attributable to the Building) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;
     (C) costs for improvements made to the Building which, although capital in nature, are reasonably expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 3.(c); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

            Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 3.(c)(3)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties or reimbursed by warranties of manufacturers, suppliers or contractors; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) costs, expenses and fees relating to solicitation, advertising for and entering into leases for space in the Building with any tenants, and leasing commissions in connection therewith;
     (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes (defined below); (ix) costs in connection with services (including electricity) and items or other benefits of a type which are not standard for the Building and which are not available to Tenant without specific charge therefor, but which are provided to another tenant or occupant of the Building, whether or not such other tenant or occupant is specifically charged therefor by Landlord; (x) costs of sculpture, paintings or works of art; and (xi) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building. There shall be no offset or credit against Operating Costs for any revenue attributable to the parking facilities or any cafeteria or vending areas located in the Building.

                (4) Tenant shall also pay its Proportionate Share (defined below) of any increase in Taxes for each year and partial year falling within the Term, which shall be determined by multiplying the difference between (A) the Taxes for the year in question and (B) the Taxes for the year 1998 by Tenant's Proportionate Share. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes,
                                                      -----
     assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building.

                (5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in Section 3.(c)(7), and of the Taxes for the previous year (the "Operating Costs and Tax
                                              -----------------------
     Statement"). If the Operating Costs and Tax Statement reveals that Tenant
     ---------
     paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess without interest; likewise, if Tenant paid less than Tenant's actual Proportionate Share of Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency without interest.

                (6) As used herein, Tenant's "Proportionate Share" shall be
                                              -------------------
     34.08%, which is the percentage obtained by dividing the rentable square feet of area in the Premises, which is stipulated to be 106,516 rentable square feet, by the total number of square feet of area in the Building, which is stipulated to be 312,564 rentable square feet.

                (7) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

            (d) Audit. Upon written notice delivered before the later of July 1
                -----
or sixty (60) days after Tenant receives the Operating Costs and Tax Statement, Tenant shall have the right to cause an audit to be made of Landlord's calculations of Additional Rent for the prior calendar year. Such audit shall be made by Tenant's in house accountants or by a reputable accounting firm of national standing (in the latter case which are not being compensated for such service on a contingent or incentive fee basis) and at the expense of Tenant, and Landlord shall provide access to Landlord's books and records for the purpose of such audit. If the final results of the audit reflect that an incorrect amount of Additional Rent has been charged in any calendar year, Landlord or Tenant, as the case may be, shall reimburse the other party within 30 days of receiving the result of such audit. Notwithstanding the foregoing, if the final results of the audit reflects in any calendar year the Additional Rent was overstated by more than five percent (5%), Landlord shall reimburse Tenant for 50% of the reasonable out of pocket costs incurred by Tenant in connection with the audit then being conducted by Tenant, but in no case in excess of $2,500.00

         4. Delinquent Payment; Handling Charges. Landlord may charge Tenant a
            ------------------------------------
fee equal to 5% of the delinquent payment for any past due payments required hereunder to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest, and any such payment may, at the election of Landlord be returned to Tenant or credited against other payments due hereunder.

         5. Security Deposit. In the event that (i) Tenant abandons or vacates
            ----------------
the Premises or fails to continuously operate its business in the Premises for the Permitted Use, or (ii) any Transfer is made as permitted under Section 9 (other than under Section 9(a)), then Tenant shall pay to Landlord $177,526.67 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's
      ----------------
performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

         6. Landlord's Obligations.
            ----------------------

            (a) Services. Provided that no Event of Default exists, Landlord
                --------
shall use reasonable commercial efforts to provide the services set forth herein. Landlord shall furnish to Tenant (1) water at those points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required; (4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. Items (1),
(2) and (4) above shall be provided on a 24 hour basis, seven days per week except as may be limited in cases of emergency or maintenance (provided that Landlord shall use reasonable commercial efforts to minimize any interruptions in services due to, and to notify Tenant in advance of, maintenance requirements). Landlord shall maintain the common areas of the Building in reasonably good order and condition. If Tenant desires any of the services specified in Section 6.(a)(2): (A) at any time other than between 7:00 a.m. and 6:00 p.m. on weekdays or (at the request of Tenant, and without additional cost) between 8:00 a.m. and 12:00 p.m. on Saturday, or (B) on Sunday or holidays, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the greater of (i) $50 per fan hour (2 fans per floor, operated independently) or (ii) Landlord's actual cost of such services, with such payments being due and payable with the next installment of Rent that is payable hereunder. The costs incurred by Landlord in providing after-hour

HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

            (b) Excess Utility Use. Landlord shall not be required to furnish
                ------------------
electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 6.(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding 0.5 kilowatts per hour per square foot of net rentable area of the Premises unless approved in advance by Landlord. Landlord may, at its option, install metering equipment to monitor Tenant's electrical usage in the Premises, and any excess usage shall be invoiced, and due within ten days after Landlord has delivered to Tenant an invoice therefor. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

            (c) Restoration of Services; Abatement. Landlord shall use
                ----------------------------------
reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided below, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than 15 consecutive business days because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 15-day period) that Tenant is so prevented from using the Premises. If such interruption continues for more than 15 business days, then Landlord shall within thirty (30) days after such interruption provide to Tenant a written report prepared by a contractor or architect located in Houston, Texas selected jointly by Landlord and Tenant setting forth an estimate of time required to restore such services. To the extent such interruption is not capable of being cured by Landlord (in the opinion of the contractor or architect) within 180 days (or if such interruption is due to Tenant's negligence or wilful misconduct, and is not capable of being cured by Landlord (in the opinion of the contractor or architect) within 210 days), then Tenant, at its option may, in addition to the remedies set forth in the preceding sentence terminate this Lease and all of its obligations for the remaining balance of the Term of this Lease with respect only to the portion of the Premises so affected by such interruption and non-use by giving written notice of such termination to Landlord within thirty (30) days after receipt of the opinion of the contractor or architect that the interruption can not be cured by Landlord within the time period set forth above. Failure to give such notice within such periods shall be deemed to be a waiver thereof by Tenant for all purposes. If Tenant shall elect to terminate this Lease as provided above, the Basic Rent and any and all other Rent payable by Tenant to Landlord hereunder shall be apportioned and paid up to the date of such termination, except as otherwise abated as permitted under the terms hereof but not otherwise.

            (d)   Special Services.
                  ----------------

            (i) Tenant shall have the right, subject to availability, to use the area of the Building currently used as a vending and employee lunch area, on a non-exclusive basis in conjunction with the use of other tenants in the Building; however, Landlord reserves the right to change the nature or use of the area now used for such purposes.

            (ii) Landlord shall, upon reasonable approval of Tenant's plans and specifications, allow Tenant to connect its systems to the backup generators located at the Building. Tenant's use of power from the backup generators is subject to the following:
                  The backup generators of the Building provide emergency power to all Building systems on a priority basis. As generator capacity becomes available, the system begins loading the critical load groups in order of priority. The system will not add load unless generator capacity is available. Those Building systems receiving priority in order of their importance are fire and life safety systems, elevator systems chilled water and building automation systems and UPS (uninterruptible power supply) power. Tenant acknowledges that in the event of an emergency, the backup generators may be required to shed noncritical loads servicing standard Building systems e.g., lighting to office space and common areas,
                          ----
                  power to the vending machine area, components of the transportation systems and other Building systems.

            (iii) Certain space on the first floor of the Building is currently leased to another tenant of the Building; however, said space may be generally available for conference room usage. To the extent said space is available, Landlord shall coordinate the availability of said space and will use reasonable commercial efforts to make said space available from time to time, upon prior request for Tenant's usage, subject to such limitations as the existing tenant, and any other tenant's usage of said space may require.

            (iv) Landlord agrees to allocate up to 100 square feet of space on the first floor of the Building for a reception area for Tenant, and cooperate with Tenant in the design and construction of said reception area, at Tenant's sole cost and expense. At the end of the Term, Tenant shall remove all items constructed in accordance herewith from the first floor of the Building, and restore the portion so affected to the pre-existing condition.

         7. Improvements; Alterations; Repairs; Maintenance.
            -----------------------------------------------

            (a)   Permitted Alterations. Except for (i) the initial leasehold
                  ---------------------
improvements in accordance with the Work Letter attached as Exhibit D (the "Work
                                                            ---------       ----
Letter"), (ii) any alteration that costs less than $25,000, and (iii) any
------
alteration involving carpeting, painting or wallpaper, Tenant shall make no alterations, installations, additions, or improvements in or to the Premises without Landlord's prior written consent that:

            (x) would be visible from outside the Premises (other than from elevator cab openings of each Floor); or

            (y) would materially affect the Building's mechanical, electrical, plumbing, security or life safety systems; or

            (z)   are structural in nature.

                  (b)  Improvements; Alterations. Except as set forth in
                       -------------------------
                       Paragraph 7(a):

            (i) Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would be visible from outside the Premises or affect the Building's structure or its HVAC, plumbing, electrical, security, life support or mechanical systems.

            (ii) Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, or improvements (specifically including any cabling, telecommunications lines or other conduit) made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant.

            All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

            (c)   Repairs; Maintenance. Tenant shall maintain the Premises
                  --------------------
in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost upon written notice to Tenant. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 7 shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

            (d)   Performance of Work. All work described in this Section 7
                  -------------------
shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof.

            (e)   Mechanic's Liens. Tenant shall not permit any mechanic's liens
                  ----------------
to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

         8. Use. Tenant shall continuously occupy and use the Premises only for
            ---
general office, administration, systems and related telecommunications purposes (the "Permitted Use") and shall comply with all Laws relating to the use,
      -------------
condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

         9. Assignment and Subletting.
            -------------------------

            (a) Transfers to Affiliates. Tenant shall have the right, without
                -----------------------
the consent of Landlord, to assign this Lease, in whole but not in part, or sublease the Premises or any portion thereof, or to permit the occupancy of any portion of Premises, only to an Affiliate of Tenant, including any successor entity by merger, consolidation, liquidation, reorganization or otherwise or any entity acquiring all or substantially all of the assets of Tenant, whether or not there may be a change in Tenant's name. Tenant shall promptly give Landlord notice and provide Landlord such documentation as Landlord may reasonably request for any transaction described in this Section 9(a).

            (b) Transfers; Consent. Except as allowed under Section 9(a), Tenant
                ------------------
shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 9.(b)(1) through 9.(b)(6) being a "Transfer"). If
                                                            --------
Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with executed documentation of the proposed Transfer, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of the Landlord, any affiliate of the Landlord, or of other tenants in the Building, and (D) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion. Tenant shall (i) reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer, and (ii) shall provide Landlord with the Security Deposit required under Section 5 upon Landlord consenting to such transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect (and retain) directly from such transferee all rents becoming due to Tenant. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (c)  Cancellation. Landlord may, within 30 days after submission of
               ------------
Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (d)  Additional Compensation. Tenant shall pay to Landlord,
               -----------------------
immediately upon receipt thereof, 75% of the excess (if any) of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over
(2) the Rent allocable to the portion of the Premises covered thereby.

     10.  Insurance; Waivers; Subrogation; Indemnity.
          ------------------------------------------

          (a)  Insurance.  Tenant shall maintain throughout the Term the
               ---------
following insurance policies: (1) commercial general liability insurance in amounts of $5,000,000 per occurrence or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises (except for the gross negligence or willful misconduct of Landlord or Landlord's agents and their respective affiliates), (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord, and (5) business interruption insurance. Except as set forth in Section 10(b) Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by reputable companies rated by A.M. Best (or similar service) in one of the three highest ratings categories.

          (b)  Waiver of Negligence; No Subrogation.  Landlord and Tenant each
               ------------------------------------
waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any
                    ----
insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (c)  Indemnity. Subject to Section 10(b), Tenant shall indemnify and
               ---------
save harmless Landlord and its agents, servants, directors, officers, invitees, partners, venturers, contractors, lenders under security documents, and employees from and against any and all liabilities, claims, costs (including, but not limited to, court costs, reasonable attorneys' fees, and costs of investigation), and actions of any kind arising or alleged to arise by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Premises or Building (by reason of any other claim of whatever nature of any person or party related to the Premises or the Building (including other tenants in the Building)); in each case, to the extent caused by Tenant's failure to perform its obligations under this Lease or the negligence, gross negligence or wilful misconduct of Tenant or any employee, director, officer, servant, or agent to the extent Tenant is under the law responsible for the actions of such persons. The previous sentence shall not apply to Hazardous Materials, which are subject to a separate indemnity provision in Section 22(t). This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          (d)  Self Insurance.  Notwithstanding the foregoing, Tenant may
               --------------
maintain a program of self-insurance or captive insurance covering all or any portion of the insurance required hereby so long as SYSCO Corporation and/or an Affiliate of SYSCO Corporation, is the Tenant hereunder, or is liable for the obligations of Tenant hereunder, and SYSCO Corporation (or the Affiliate that is liable for the obligation of Tenant) maintains a net worth according to generally accepted accounting principles of at least $250,000,000.

     11.  Subordination; Attornment; Notice to Landlord's Mortgagee.
          ---------------------------------------------------------

          (a)  Subordination.  This Lease shall be subordinate to any deed of
               -------------
trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee") provided, as a
                                  --------------------
condition precedent to such subordination, Landlord agrees to take commercially reasonable actions (including obtaining written documentation from Landlord's Mortgagee reasonably acceptable to Landlord, Tenant and Landlord's Mortgagee) to assure that each such mortgagee shall expressly covenant, or each such mortgage shall expressly provide, that so long as Tenant is not in default under this Lease, Tenant's quiet possession of the Premises shall remain undisturbed, on the terms, covenants and conditions stated herein, whether or not the mortgage is in default and notwithstanding any foreclosure or other action brought by Landlord's Mortgagee. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

          (b)  Attornment. Tenant shall attorn to any party succeeding to
               ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c)  Notice to Landlord's Mortgagee. Tenant shall not seek to enforce
               ------------------------------
any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d)  Landlord's Mortgagee's Protection Provisions. If Landlord's
               ---------------------------------------------
Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee;
(4) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (5) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

     12.  Rules and Regulations. Tenant shall comply with the rules and
          ---------------------
regulations of the Building which are attached hereto as Exhibit C, except to
                                                         ---------
the extent that any such rules and regulations conflict with the terms of this Lease, in which case this Lease shall control. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     13.  Condemnation.
          ------------

          (a)  Total Taking. If the entire Building or Premises are taken by
               ------------
right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease
                                                        ------
shall terminate as of the date of the Taking.

          (b)  Partial Taking - Tenant's Rights. If any part of the Building
               --------------------------------
becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c)  Partial Taking - Landlord's Rights. If any material portion, but
               ----------------------------------
less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13.(b).

          (d)  Award. If any Taking occurs, then Landlord shall receive the
               -----
entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for (i) the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, (ii) an award for Tenant's leasehold estate, and (iii) other claims it may have.

     14.  Fire or Other Casualty.
          ----------------------

          (a)  Repair Estimate. If the Premises or the Building are damaged
               ---------------
by fire or other casualty (a "Casualty"), Landlord shall, within 60 days after
                              --------
such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of
                                                             -------------
the time needed to repair the damage caused by such Casualty.

          (b)  Landlord's and Tenant's Rights. If a material portion of the
               ------------------------------
Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 240 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement (except to the extent Landlord has obtained a policy of rental reimbursement insurance, and actually receives the proceeds thereof).

          (c)  Landlord's Rights. If a Casualty damages a material portion of
               -----------------
the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

          (d)  Repair Obligation. If neither party elects to terminate this
               -----------------
Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

     15.  Personal Property Taxes. Tenant shall be liable for all taxes levied
          -----------------------
or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Landlord shall promptly give written notice of the same to Tenant, and Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord. Landlord shall promptly forward to Tenant any tax or assessment notices that are received by Landlord and that Landlord can reasonably identify as levying or taxing Tenant's property, furniture or fixtures; however, Landlord shall not be liable for its failure to do so.

     16.  Events of Default. Each of the following occurrences shall be an
          -----------------
"Event of Default":
 ----------------

          (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16.(a) on more than one occasion during the twelve (12) month interval preceding such failure by Tenant;

          (b)  Tenant fails to provide the Security Deposit required under
Section 5 and such failure shall continue for 5 days after written notice thereof from Landlord to Tenant;

          (c) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof (provided, however, Tenant shall have such additional time, not to exceed 90 days, to cure any such default if Tenant has promptly commenced and is diligently pursuing such cure and diligently prosecutes the same); and

          (d)  The filing of a petition by or against Tenant (the term "Tenant"
                                                                        ------
shall include, for the purpose of this Section 16.(d), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 60 days after the filing thereof.

     17.  Remedies. Upon any Event of Default, Landlord may, in addition to
          --------
all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

          (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 18.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" minus one percent, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

          (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 18.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 17.(b). If Landlord elects to proceed under this
Section 17.(b), it may at any time elect to terminate this Lease under Section 17.(a); or

          (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     18.  Payment by Tenant; Non-Waiver.
          -----------------------------

          (a)  Payment by Tenant. Upon any Event of Default, Tenant shall pay
               -----------------
to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1 obtaining possession of the Premises, (2 removing and storing Tenant's or any other occupant's property, (3 repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4 if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5 performing Tenant's obligations which Tenant failed to perform, and (6 enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Texas shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b)  No Waiver. Landlord's acceptance of Rent following an Event of
               ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     19.  Surrender of Premises. No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 19 shall survive the end of the Term.

     20.  Holding Over. If Tenant fails to vacate the Premises at the end of
          ------------
the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (a) twice the daily Basic Rent payable during the last month of the Term, or (b) 125% of the prevailing rental rate in the Building for similar space. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     21.  Certain Rights Reserved by Landlord. Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord (and its agents and contractors) shall have the following rights:

          (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

          (c) To enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last 18 months of the Term, tenants.

          (d) Any entry by the Landlord (or its agents and contractors) shall be after reasonable prior notice to Tenant, except in the case of emergency. If requested by Tenant, Landlord will use reasonable commercial efforts to enter the Premises only after business hours; however, if Landlord's entry for any purpose referenced above could have been done during normal business hours, but Tenant requested Landlord's entry to be after normal business hours, then Tenant agrees to reimburse Landlord for any additional costs incurred by Landlord as a result thereof.

          (e) Tenant may, by prior written notice, from time to time designate up to 30,000 square feet of net rentable area of the Premises as secure areas, as to which Tenant shall have the right to limit the people having access thereto (absent emergencies) to only the persons necessary to perform the repairs and maintenance contemplated by this Section 21. Except in the case of emergency, Landlord shall have no access to the secured areas of the Premises without being accompanied at all times by a designated representative of Tenant.

     22.  Miscellaneous.
          -------------

          (a)  Landlord Transfer. Landlord may transfer any portion of the
               -----------------
Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

          (b)  Landlord's Liability. The liability of Landlord to Tenant for
               --------------------
any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

          (c)  Force Majeure. Other than for Tenant's obligations under this
               -------------
Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d)  Brokerage. Neither Landlord nor Tenant has dealt with any broker
               ---------
or agent in connection with the negotiation or execution of this Lease, other than CB Richard Ellis, whose commission shall be paid by Landlord pursuant to a separate agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e)  Estoppel Certificates. From time to time, Tenant shall furnish
               ---------------------
to any party designated by Landlord, within ten business days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations (if true) as to this Lease as Landlord may reasonably request stating, (a) whether or not this Lease is in full force and effect; (b) whether or not this Lease has been amended and certifying as to copies of such amendments, if any; (c) whether or not there are any existing defaults under this Lease to the knowledge of Tenant and specifying the nature of such defaults, if any; (d) that Tenant will not amend, terminate or make prepayment of more than one month's rent under this Lease or subordinate this Lease to any lien subordinate to a mortgage; (e) that any notice required hereunder to be given to Landlord shall be given also to such mortgagee or assignee and any right of Tenant hereunder which is dependent on such notice shall take effect only after notice so given; and (f) such other matters as may reasonably be requested by Landlord, such mortgagee or assignee.

          (f)  Notices. All notices and other communications given pursuant to
               -------
this Lease shall be in writing and shall be (1 mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2 hand delivered to the intended address, or (3 sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g)  Separability. If any clause or provision of this Lease is
               ------------
illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h)  Amendments; and Binding Effect. This Lease may not be amended
               ------------------------------
except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i)  Quiet Enjoyment. Provided Tenant has performed all of its
               ---------------
obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j)  No Merger. There shall be no merger of the leasehold estate
               ---------
hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k)  No Offer. The submission of this Lease to Tenant shall not be
               --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l)  Entire Agreement. This Lease constitutes the entire agreement
               ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto, including that certain letter agreement between Landlord and Tenant dated June 30, 1998. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m)  Governing Law. This Lease shall be governed by and construed in
               -------------
accordance with the laws of the State in which the Premises are located.

          (n)  Joint and Several Liability. If Tenant is comprised of more than
               ---------------------------
one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

          (o)  Financial Reports. Tenant shall furnish to Landlord, promptly
               -----------------
upon its becoming available, each financial statement, report, notice or proxy statement sent by Tenant to stockholders generally and each regular or periodic report filed by Tenant with any securities exchange or the Securities and Exchange Commission or any successor agency.

          (p)  Landlord's Fees. Whenever Tenant requests Landlord to take any
               ---------------
action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (q)  Telecommunications. Tenant and its telecommunications companies,
               ------------------
including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent shall not be withheld, conditioned or delayed: provided however, that Landlord may withhold, condition or delay such consent if said telecommunications may unreasonably interfere with other tenant's existing telecommunications uses, require structural modifications, reduce the amount of leasable space in the Building, interfere with any of the base Building systems or the operation of the Building. If any of Tenant's telecommunications uses require access or use of the rooftop of the Building, Landlord and Tenant shall negotiate a separate license agreement relating to the same.

          (r)  General Definitions. The following terms shall have the
               -------------------
following meanings: "Laws" means all federal, state, and local laws, rules and
                     ----
regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "Law" means
                                                                   ---
any of the foregoing; "Affiliate" means (i) any Parent of Tenant or (ii) any
                       ---------
wholly owned subsidiary of Tenant, where "Parent" for the purpose of this definition means any person directly or indirectly controlling Tenant, or any direct or indirect (whether once or more removed) parent of Tenant's parent; "Tenant Party" shall include Tenant, any assignees claiming by, through, or
 ------------
under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, invitees of the foregoing parties; and "including" means including, without limitation.
---------

          (s)  Confidentiality. Tenant acknowledges that the economic terms and
               ---------------
conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure. Unless otherwise mutually agreed, no party shall make or authorize any press release of information regarding the matters contemplated by, or any provisions or terms of, this Lease, except (i) that a press release or press releases in mutually agreed upon form or forms shall be issued by the parties following the execution of this Lease if requested or required by either party, and (ii) after consultation with each other, as required by law or stock exchange rule, or as necessary for the assertion or enforcement of contractual rights.

          (t)  Hazardous Materials. The term "Hazardous Materials" means any
               -------------------            -------------------
substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 22.(t), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 22.(t). This indemnity provision shall survive termination or expiration of the Lease.

          (u)  List of Exhibits. All exhibits and attachments attached hereto
               -----------------
are incorporated herein by this reference.

          Exhibit A -  Outline of Premises
          Exhibit B -  Legal Description of Building
          Exhibit C -  Building Rules and Regulations
          Exhibit D -  Tenant Finish-Work Letter
          Exhibit E -  Parking
          Exhibit F -  Commencement Date Certificate
          Exhibit G -  Signage

     23.  Other Provisions.
          ----------------

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     24.  Signage.
          -------

          (a) Landlord hereby grants to Tenant the right to place and from time to time replace signage in the interior of the Building of the size and type described in Exhibit "G", which right shall be non-exclusive as to the street
             -----------
level lobby. Such signage shall be subject to the reasonable approval of Landlord, but Landlord shall not object to the signage being or including Tenant's name (or an abbreviation thereof) and/or Tenant's corporate logos in the colors customarily utilized by Tenant.

          (b) There shall be no additional cost to Tenant for the rights granted in this Section 24; however all of Landlord's reasonable out of pocket costs related to the construction and placement of Tenant's signage described in
(a) above shall be at Tenant's expense. Tenant may install the signage described in Section 24 at any time after September 1, 1998. At the end of the Term, Tenant shall remove all signage and restore the portion of the Building so affected by the signage to the pre-existing condition.

     25.  Lender Approval. The parties acknowledge that (i) this Lease and
          ---------------
(ii) any amendment, modification or termination of this Lease is subject to the consent of Principal Mutual Life Insurance Company ("Principal") and this Lease
                                                     ---------
is also subject to the execution of a Subordination, Non-Disturbance and Attornment agreement in a form acceptable to Principal, Tenant and Landlord.

     Dated as of the date first above written.


TENANT:                   SYSCO CORPORATION


                          By:  /s/ John K. Stubblefield, Jr.
                             ---------------------------------------------------
                          Name: John K. Stubblefield, Jr.
                               -------------------------------------------------
                          Title: Senior Vice President & Chief Financial Officer
                                ------------------------------------------------
                          Address:  1390 Enclave Parkway
                                    Houston, Texas 77077
                                    Attention: General Counsel
                          Telecopy: 281/584-2510

LANDLORD:                         ENCLAVE PARKWAY REALTY, INC.


                                   By:   /s/ Thomas L. Langford
                                      -----------------------------------------
                                   Name: Thomas L. Langford
                                        ---------------------------------------
                                   Title: Executive Vice President
                                         --------------------------------------
                                   Address:  c/o Stone & Webster, Incorporated
                                             245 Summer Street
                                             Boston, Massachusetts 02210
                                             Attention: General Counsel
                                   Telecopy: 617/589-2201

                                   EXHIBIT A


                             [OUTLINE OF PREMISES]
                              -------------------

                                   EXHIBIT A
                                   ---------




                                 [FLOOR PLAN]




                                  Sixth Floor





                                 [FLOOR PLAN]




                                  Fifth Floor

                                   EXHIBIT B
                                   ---------

Reserve "I" in Block 6 of Partial Replat of Enclave, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 328, Page 13 of the Map Records of Harris County, Texas.

                                   EXHIBIT C
                                   ---------

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

          The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

          1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

          2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

          3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

          4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

          5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

          6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

          7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

          8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

          9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

          10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

          11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

          12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

          13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

          14. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

          15. All vehicles are to be currently licensed, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot."

                                    EXHIBIT D
                                    ---------


                            TENANT FINISH-WORK LETTER
                            -------------------------

1. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this lease is entered into.
      -----

2. On or before September 1, 1998, Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that they comply with all laws, rules, and regulations, such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings"
                                                           ----------------
     shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all
                                                        ----
     improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

4. If a delay in the performance of the Work occurs because of any change by Tenant to the Working Drawings, or if Tenant or Tenant's agents otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall commence on the scheduled Commencement Date.

5. Tenant shall, from and after the date of delivery to Tenant of each portion of the Premises, construct all of the initial leasehold improvements with respect such portion of the Premises required for Tenant's occupancy of the Premises. Tenant shall pay for all costs and expenses relating thereto, including the costs of labor, materials and the preparation of all plans and specifications. In connection therewith, Landlord will pay to Tenant the Construction Allowance in the amount set forth below. Landlord shall pay the Construction Allowance within fifteen (15) days after the Landlord's receipt of final lien waivers from Tenant's Contractor (as defined below) and each subcontractor thereof performing work in accordance with this Exhibit D. Tenant shall supply partial lien releases from general and subcontractors from time to time to the extent that the same are provided to Tenant. "Tenant Contractor" shall mean such construction firm
                          -----------------
     as may be reasonably approved by Landlord, as designated by Tenant in writing to Landlord.

6. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance
      ------------------------
     (hereinafter defined) shall be paid by Tenant.

7. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of $6.00 per usable square
      -----------------------
     foot in the Premises or the Total Construction Costs, as adjusted for any approved changes to the Work; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work. The Construction Allowance may only be applied against invoices that are incurred prior to the Commencement Date or during the first 24 months of the Term, and may not be applied against expenses for items other than Tenant improvements.

8. (a) As otherwise provided below, Tenant shall cause Tenant's Contractor to construct all of the initial leasehold improvements in a good and workmanlike manner, in accordance with the Working Drawings and all applicable legal requirements. Tenant shall include, for the express benefit of it, Landlord, and Landlord's Mortgagee the following provisions in the contract between Tenant and Tenant's Contractor:

               (i) Tenant's Contractor and its subcontractors shall at all times comply with Landlord's construction rules and regulations.

               (ii) All warranties set forth in the contract between Tenant's Contractor and Tenant shall run in favor of Landlord and Landlord's Mortgagee.

               (iii) Tenant's Contractor shall defend, indemnify and hold Landlord, and its employees, agents, and contractors and lenders harmless against any claim for personal injury or property damage arising out of the construction of the initial leasehold improvements, provided that, at the request of Landlord or Tenant's Contractor, such parties shall enter into an agreement providing for waiver of claims and subrogation against damage to property of each other on the same basis as between Landlord and Tenant under the Lease.

     (b) Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's installations during construction of the initial leasehold improvements, the same being solely at Tenant's risk. While in or upon the Premises and the Building for the purposes of performing work hereunder, Tenant and Tenant's Contractor shall comply with all terms and provisions of the Lease, which shall govern the relationship of the parties except as expressly provided otherwise herein.

9. Landlord or its affiliate or agent shall be entitled to review and supervise the Work to ensure that Landlord's rights are protected. Tenant shall supervise the Work, and act as a liaison between the Contractor and Landlord and coordinate the relationship between the Work, the Building, and the Building's systems.

10. Tenant shall, at its expense, obtain (and furnish a copy to Landlord) all permits and approvals from all appropriate governmental authorities prior to commencing construction of the portion of the initial leasehold improvements then to be constructed by Tenant's Contractor. Tenant shall also obtain prior to occupancy, a certificate of occupancy permitting occupancy and use of the Premises for the uses permitted under the Lease. Tenant's failure to do so shall not cause a delay of the Commencement Date. Landlord shall reasonably cooperate with Tenant, at no cost to Landlord, in connection with Tenant's efforts to obtain all such necessary approvals and permits and the certificate of occupancy for the Premises.

                                    EXHIBIT E
                                    ---------


                                     PARKING
                                     -------


     Tenant may use five (5) undesignated non-reserved parking spaces per 1,000 rentable square feet in the Premises for parking for Tenants', contractors, agents and employees (but only if the same are occupants or visitors of the Building) in the adjacent parking garage associated with the Building (the "Parking Area") during the Term at such rates and subject to such terms,
 ------------
conditions and regulations as are from time to time charged or applicable to patrons of the Parking Area. Provided that there is not Event of Default under the Lease, Tenant's obligation to pay the parking charges for such spaces shall be abated for the ten year initial period of the Term. If Tenant sublets any portion of the Premises or assigns any of its interest in this Lease, then the parking spaces allocated to Tenant hereunder shall be reduced to the extent the ratio between the rentable square feet of the Premises and the parking spaces granted to Tenant hereunder exceeds the Building standard ratio of parking space per rentable square foot as established by Landlord from time to time.

                                    EXHIBIT F
                                    ---------


                          COMMENCEMENT DATE CERTIFICATE
                          -----------------------------

         THIS COMMENCEMENT DATE CERTIFICATE is executed in connection with the Lease Agreement dated July ____, 1998 between ENCLAVE PARKWAY REALTY, INC., a Delaware corporation, as Landlord, and SYSCO CORPORATION, a Delaware corporation, as Tenant.

         Landlord and Tenant hereby agree that:

         1. The Floor delivery date for each floor of the Premises is as follows:

                   Floor                         Floor Commencement Date
                   -----                         -----------------------


         2.    The Lease Commencement Date is ______________________.

         All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

         IN WITNESS WHEREOF, this Commencement Date Certificate is executed this ________day of ____________________, 1998.

"LANDLORD"                                  "TENANT"

ENCLAVE PARKWAY REALTY, INC.                SYSCO CORPORATION


By:______________________________           By:______________________________
Name:____________________________           Name:____________________________
Title:___________________________           Title:___________________________

                                  Exhibit "G"








         [LOGO OF SYSCO]



         Signage of the above to be of such materials, size and with such lighting as mutually agreed by the parties to the Lease.